UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 2, 1999









              PROFESSIONAL MINING CONSULTANTS, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-24595                   88-0343832
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-2500

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 5.   OTHER EVENTS

On September 7, 1999, the Company passed a resolution to ratify and accept the resignation of Mr. Howard A. Manoff as a member of the Company's Board of Directors, effective August 2, 1999. The remaining member of the Company's Board appointed Mr. Douglas Ansell to fill the vacancy created by Mr. Manoff's resignation. Mr. Ansell was also appointed as Secretary of the Company. The Company also ratified the action to appoint Mr. John Michael Eckert as the Treasurer.

On September 7, 1999, the Company also ratified the decision of the directors to abandon its original business plan and to pursue endeavors to seek a company or companies that it can acquire or with whom it can merge.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Professional Mining Consultants, Inc.



                           By: /s/ Douglas Ansell
                              Douglas Ansell, Secretary



                           Date: 10-21-99